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                                                                    EXHIBIT 23.3

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR


     Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-1 of UBICS, Inc. ("UBICS") (Registration No. 333-35171) as a person to become a director of UBICS.


Dated: October 8, 1997

                                                /s/ CRAIG A. WOLFANGER

                                          --------------------------------------
                                                    Craig A. Wolfanger